Ames National Corporation

Investor Presentation

December 2025

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides the Company with the opportunity to make cautionary statements regarding forward-looking statements in this presentation, including forward-looking statements concerning the Company's future performance and asset quality. Forward-looking statements contained in this presentation are not historical facts and are based on management's current beliefs, assumptions, predictions, and expectations of future events, including the Company's future performance, taking into account all information currently available to management. These beliefs, assumptions, predictions and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to management and many of which are beyond management's control. If a change occurs, the Company's business, financial condition, liquidity, results of operations, asset quality, plans and objectives may vary materially from those expressed in the forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on such forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "forecasts," "continuing," "ongoing," "expects," "views," "intends," and similar words or phrases. The risks and uncertainties that may affect the Company's future performance and asset quality include, but are not limited to, the following: national, regional, and local economic conditions and the impact they may have on the Company and its customers; competitive products and pricing available in the marketplace; changes in credit and other risks posed by the Company's loan and investment portfolios, including declines in commercial or residential real estate values or changes in the allowance for credit losses as dictated by new market conditions or regulatory requirements; changes in local, national, and international economic conditions, including rising inflation rates; fiscal and monetary policies of the U.S. government; the imposition of tariffs and retaliatory tariffs; changes in governmental regulations affecting financial institutions (including regulatory fees and capital requirements); changes in prevailing interest rates; credit risk management and asset/liability management; the financial and securities markets; the availability of and cost associated with sources of liquidity; and other risks and uncertainties inherent in the Company's business, including those discussed under the headings "Forward-Looking Statements and Business Risks" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year-ended December 31, 2024. Any forward-looking statements are qualified in their entirety by the foregoing risks and uncertainties and speak only as of the date on which such statements are made. The Company undertakes no obligation to revise or update such forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Company Overview

Market & Financial Data
ATLO – NASDAQ

As of or for the three months ended

December 31, 2025

Market Data:		Financial Data:	
Stock Price:	$22.96	Total Assets	$2.1 billion
Price Range	$19.56-$24.36	Loans, net	$1.3 billion
Market Capitalization (M)	$203.4	Deposits	$1.9 billion
Shares Outstanding (M)	8.9	Net Income	$6.5 million
Avg. Daily Volume (000s)	16.5	EPS - Basic and Diluted	$0.73
Dividend Paid	$0.20	Net Interest Margin	3.00%
Annualized Dividend Yield	3.48%	Efficiency Ratio	59.22%
		Annualized ROAA	1.24%
		Annualized ROAE	12.77%

Company Overview

Management & Strategic Focus

Management:

John Nelson, President & Chief Executive Officer. Mr. Nelson has served as President and CEO of Ames National Corporation since June 2018. Previously, he held roles as the CFO, Secretary and Treasurer. He joined Ames National Corporation in 1993 after being employed as a Commissioned Bank Examiner for The FDIC.

Justin Clausen, Chief Financial Officer. Mr. Clausen has served as CFO and Secretary at Ames National Corporation since July 2024. Mr. Clausen has been with the Company since March 2020, serving as Chief Accounting Officer since May 2023 and previously as Controller. Mr. Clausen is a certified public accountant and has over 15 years of combined experience in the financial services industry and public accounting.

Mike Wilson, EVP & Chief Lending Officer. Mr. Wilson joined the Company in 2022 and was appointed Executive Vice President and Chief Lending Officer in 2023 after having served as Executive Vice President of Innovation & Corporate Services. Mr. Wilson has extensive financial institution experience and previously served as the chief lending officer of a central Iowa bank, managed a commercial agribusiness team for a national insurer, and began his banking career as a commercial lender in the Des Moines Market.

Strategic Focus:

Ames National Corporation is a holding company serving Iowa through separately chartered banks, which were largely brought in through acquisitions. The Company's multi-chartered structure offers local autonomy and holding company support. ATLO has modest agriculture loan exposure through four of its subsidiary banks, with two of the subsidiary banks mainly focused on commercial loans. The company has strong wealth management and trust businesses that offer valuable fee income. Ames National Corporation has healthy capital levels and ATLO's near-term focus is on organic loan growth and further building the wealth management business.

Background

Each affiliate bank operates independently with a board of directors and a bank president.

Decisions are made locally, which means customers receive quick responses to questions, and services are customized to meet customer needs in each community.

1903 –	Formation of First National Bank, Ames, Iowa
1975 –	Ames National Corporation (ANC), an Iowa-based bank holding company was organized and incorporated, under the laws of the State of Iowa to serve as a holding company for First National Bank.
1983 –	The Company acquired State Bank & Trust, Nevada, Iowa
1991 –	The Company acquired Boone Bank & Co., Boone, Iowa
1995 –	The Company acquired Reliance State Bank, Story City, Iowa
2002 –	Chartered United Bank & Trust, NA, Marshalltown, Iowa
2012 –	Reliance State Bank acquired an office located in Garner, Iowa
2014 –	First National Bank acquired three offices located in West Des Moines and Johnston, Iowa
2018 –	First National Bank acquired three locations in the Osceola, Iowa area
2019 –	Acquired Iowa State Savings Bank in Creston, Iowa and surrounding communities

AFFILIATE **BANKS**


Ames
National
Corporation
BOONE
BANK
& TRUST CO.
1ST FIRST
NATIONAL
BANK
RSB
RELIANCE
STATE BANK
UNITED BANK & TRUST
ISB
IOWA
STATE
SAVINGS
BANK
STATE BANK
& TRUST CO.

MISSION **STATEMENT**

Customer Focused, Locally Empowered, and Team Member Driven.

VISION **STATEMENT**

To be one of the best performing community banking organizations in the Midwest.

CORE **VALUES**

Ames National Corporation's foundation is built on these values which guide our actions.

EXCELLENCE · INTEGRITY · LEADERSHIP
STABILITY · TRUST · COMMUNITY

2023-2026
ANC STRATEGIC PRIORITIES

GROWTH AND PERFORMANCE

We will proactively focus on organic growth across profitable lines of business while also pursuing targeted acquisition opportunities, all with the objective of building shareholder value.

EFFICIENCY

We will redefine efficiency in our processes through automation, standardization and centralization, being common where we can be and different where we must be.

TALENT AND CULTURE

We will be an employer of choice with a "stronger together" mindset and foster a culture that is receptive to change.

DATA MANAGEMENT

We will better utilize data to drive improved performance and enable meaningful benchmarking of our organization vs competitors.

DIGITAL

We will provide an enhanced digital customer experience across all appropriate products and services.

Net Income & Earnings Per Share

Ames National Corporation



Net Income
Earnings Per Share
(in millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$3.51
$3.44
$4.51
$4.56
$6.51
$0.39
$0.39
$0.51
$0.51
$0.73
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Net Interest Income



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
$12,121
$12,915
$13,466
$14,049
$15,232
2.38%
2.53%
2.65%
2.83%
3.00%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Net Interest Income (in thousands)
Net Interest Margin % (1)

(1) Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%; see Appendix for "Non-GAAP Financial Measures."

- Earning Asset Yields increased in Q4 2025 29 basis points compared to Q4 2024 due to higher yields on loans and investments
- Cost of interest-bearing liabilities declined 40 basis points in Q4 2025 compared to Q4 2024 driven by declining market rates and reduced borrowings.

Assets

Ames National Corporation

Average Balances ($ in millions)



$2,200
$2,100
$2,000
$1,900
$1,800
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
$2,127
$2,130
$2,113
$2,067
$2,109
4.16%
4.12%
4.22%
4.39%
4.45%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Assets ($)
Interest-earning asset yield %

Loans

Average Balances ($ in millions)



$1,330
$1,310
$1,290
$1,270
$1,250
$1,230
6.0%
5.8%
5.6%
5.4%
5.2%
5.0%
4.8%
4.6%
$1,313
$1,310
$1,290
$1,292
$1,293
5.18%
5.09%
5.17%
5.39%
5.44%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Loans ($)
Loan Yield %

Loan Composition

As of December 31, 2025


Consumer and Other
1%
Real Estate - Construction
5%
Commercial
7%
Agricultural
10%
Real Estate - 1-4 Family Residential
25%
Real Estate - Agricultural
12%
Real Estate - Multi-family
16%
Real Estate - Commercial
24%

Asset Quality

Classified Assets including Other Real Estate Owned to % of Total Assets



Classified Assets
($ in thousands)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($ in thousands)
2.9%
2.7%
2.5%
2.3%
2.1%
1.9%
1.7%
$49,667
$48,125
$41,940
$48,749
$57,027
2.33%
2.20%
2.00%
2.31%
2.67%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Classified Assets

As of December 31, 2025
($ in thousands)



Consumer and Other
$44
0%
Real Estate - 1-4 Family Residential
$2,597
5%
Commercial
$1,618
3%
Agricultural
$7,648
13%
Real Estate - Agricultural
$2,150
4%
Real Estate - Multi-family
$15,930
28%
Real Estate - Commercial
$26,836
47%

Asset Quality

Non-Performing Assets to % of Total Assets


Non-Performing Assets
($ in thousands)
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
$15,508
$16,515
$19,143
$19,720
$15,665
0.73%
0.76%
0.91%
0.94%
0.73%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Asset Quality

Net Charge-Offs (Recoveries)


Net Charge Offs (Recoveries)
($ in thousands)
$1,300
$1,000
$700
$400
$100
-$200
-$500
$447
$48
$1,100
($344)
($455)
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025

Deposits

Average Balances ($ in millions)



$1,900
$1,850
$1,800
$1,750
$1,700
$1,650
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$1,827
$1,850
$1,842
$1,787
$1,832
2.15%
1.97%
1.94%
1.94%
1.84%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Deposits ($)
Interest-bearing deposit cost %

Deposit Composition

As of December 31, 2025



Time Deposits
18%
Noninterest Bearing
Checking
19%
Savings & Money
Market
29%
Interest-bearing
Checking
34%

2025 Sources of Noninterest Income

($ in thousands)



Other Noninterest Income
$1,365
12%
Merchant and Card Fees
$1,448
13%
Gain on Sales of Loans Held for Sale
$544
5%
Service Fees
$1,542
14%
Wealth Management
$6,271
56%

ROAA & ROAE


ROAA
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.66%
0.65%
0.85%
0.88%
1.24%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
ROAA


ROAE
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.84%
7.72%
9.67%
9.31%
12.77%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
ROAE

Capital

Stockholder's Equity


Stockholder's Equity
($ in thousands)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
15%
12%
9%
6%
3%
$174,706
$183,056
$193,029
$200,592
$207,894
8.2%
8.4%
9.2%
9.5%
9.7%
($39,063)
($31,841)
($26,117)
($21,225)
($17,948)
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Total Stockholder's Equity
Accumulated Other Comprehensive (Loss)
% of Assets

Capital

Summary

- Capital strategy is to maintain and grow capital levels, while monitoring opportunities for organic growth and growth through M&A activity.

- Stock Repurchase Plans
  - ANC has periodically implemented stock repurchase plans. Purchases of 91,890 shares, and 43,057 shares were completed in 2025 and 2024, respectively.

- Ames National Corporation currently has a stock repurchase plan in place to purchase up to 200,000 shares of the Company 's common stock. There were 165,053 shares available to be repurchased under that repurchase program as of December 31, 2025.

Appendix

Key Performance Indicator Definitions

- **Return on Assets**
  This ratio is calculated by dividing net income by average assets. It is used to measure how effectively the assets of the Company are being utilized in generating income.
- **Return on Equity**
  This ratio is calculated by dividing net income by average equity. It is used to measure the net income or return the Company generated for the shareholders' equity investment in the Company.
- **Net Interest Margin**
  This ratio is calculated by dividing tax-equivalent net interest income by average earning assets. Earning assets consist primarily of loans and investments that earn interest. This ratio is used to measure how well the Company is able to maintain interest rates on earning assets above those of interest-bearing liabilities, which is the interest expense paid on deposit accounts and other borrowings.
- **Efficiency Ratio**
  This ratio is calculated by dividing noninterest expense by net interest income and noninterest income. The ratio is a measure of the Company's ability to manage noninterest expenses.

Ames National Corporation

Appendix

Non-GAAP Financial Measure Reconcilement

This presentation contains references to financial measures that are not defined in GAAP. Such non-GAAP financial measures include the Company's presentation of net interest income and net interest margin on a fully taxable equivalent (FTE) basis. Management believes these non-GAAP financial measures are widely used in the financial institutions industry and provide useful information to both management and investors to analyze and evaluate the Company's financial performance. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. These non-GAAP disclosures should not be considered an alternative to the Company's GAAP results. The following table reconciles the non-GAAP financial measures of net interest income and net interest margin on an FTE basis to GAAP *(dollars in thousands)*.

Reconciliation of net interest income and annualized net interest margin on an FTE basis to GAAP:

	Three months ended,				
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Net interest income (GAAP)	$ 12,121	$ 12,915	$ 13,466	$ 14,049	$ 15,232
Tax-equivalent adjustment [1]	125	120	120	109	109
Net interest income on an FTE basis (non-GAAP)	12,246	13,035	13,586	14,158	15,341
Average interest-earning assets	$ 2,054,581	$ 2,060,173	$ 2,048,346	$ 2,001,002	$ 2,043,152
Net interest margin on an FTE basis (non-GAAP)	2.38%	2.53%	2.65%	2.83%	3.00%

(1) Computed on a tax-equivalent basis using an incremental federal income tax rate of 21 percent, adjusted to reflect the effect of the nondeductible interest expense associated with owning tax-exempt securities and loans.